INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN AFFILIATES
INVESTMENTS IN AFFILIATES

10.               INVESTMENTS IN AFFILIATES

Investments in affiliates are accounted for by equity method of accounting, and consist of the following:

	At December 31,
	2010		2011
	Carrying	Ownership	Carrying	Ownership
	Value	Percentage	Value	Percentage
		(%)		(%)
Shunda(1)	$43.8	36.7	$—	36.7
Global Solar Fund(2)	463.5	86.0	400.9	79.3
Guoxin Suntech(3)	1.8	49.0	1.7	49.0
Zhongjieneng Suntech(4)	1.6	20.0	1.7	20.0
Ningxia Diantou Suntech(5)	2.7	49.0	2.8	49.0
Huadian Ningdong(6)	2.3	40.0	2.3	40.0
Wuxi Sunshine(7)	30.2	40.0	42.1	40.0
Wontech (8)	—	—	0.6	30.0
Azure (9)	N/A	N/A	2.1	20.0
Total	$545.9		$454.2

(1)                             In May 2008, the Company acquired 15.8% equity interest, comprised of convertible preferred stock, in Shunda Holdings Co., Ltd. (Cayman) (“Shunda”) for total cash consideration of $101.9 million. In May 2010, the Company converted all these preferred shares into ordinary shares with the equity interest remaining unchanged. The Company accounts for this investment using the equity method of accounting due to the fact that the Company has significant influence on Shunda’s operations.

In the second quarter of 2010, triggered by multiple debt defaults and burgeoning illiquidity from extensive debt obligations, Shunda’s creditors called outstanding loans due. Shunda immediately underwent a reorganization. As a result, the investment was evaluated for impairment. The Company performed valuations of its investment using both the income and market approaches, which supported an other-than-temporary impairment. As a result of that evaluation, the Company recorded an impairment charge of approximately $90.3 million, including a total write-down of $8.0 million in prepayments. Factors which the Company considered in determining that the investment was other-than-temporarily impaired included the financial condition and near-term prospects of Shunda, whose operations had been significantly impacted due to the liquidity issue, impairing the earnings potential of the investment to the Company.

Due to the challenging conditions in the polysilicon and silicon wafer markets, Shunda shut down the operations of its polysilicon and wafer business since the quarter ended September 30, 2011. In addition, the Company’s influence at Shunda continued to diminish.  As a result, the Company considered the recovery of its investment in Shunda to be remote and recognized an impairment charge of $58.8 million, including a total write-down of $10.8 million in prepayments, in 2011.

(2)                                 In June 2008, the Company acquired 86.0% share equity of Global Solar Fund, S.C.A., SICAR (“GSF”) as a limited partner and committed to contribute total cash consideration of EUR 258.0 million (equivalent of $364.6 million). The general partner of GSF is Global Solar Fund Parners S.ar.l., and Mr. Javier Romero serves as the Category A manager of the general partner. Mr. Romero served as a non-executive representative and sales agent of the Company where he facilitated sales of the PV products in Spain until March 2010. In connection therewith, services he provided included collaborating in the identification of business opportunities, providing support in developing good relations between the Company and customers, introducing the Company’s personnel before representatives of the customers, advising in the preparation and negotiation of offers and contracts, and collaborating with the Company in the development of price policies in Spain. GSF is an investment fund created to make investments in private companies that own or develop projects in the solar energy sector. Best (Regent) Asia Group Ltd., a company ultimately held by Dr. Zhengrong Shi, Chairman and CEO of the Company, holds an investment amounting to a 10.67% equity interest in GSF. Dr. Shi and Mr. Stuart Wenham, Chief Technology Officer of the Company, are members of GSF’s board of managers. The Company has a 50% voting interest in GSF and capital calls require the approval of at least one of the Company’s representatives on the board of managers. The Company accounts for its investment in GSF using the equity method of accounting. GSF is subject to investment company accounting under AICPA investment company guidelines, and is accounting for its investments in investee companies at fair value. As such, GSF records its investments at fair value and recognizes changes in the fair value of such investments in earnings. Accordingly, under the equity method of accounting, the Company records its proportionate share of earnings of GSF, which includes the aforementioned changes in fair value, in its consolidated results of operations.

In November 2011, as recognition of Mr. Romero’s contribution to the Company, the Company sold 6.7% of its interests in GSF to affiliate of Mr. Romero, the Category A manager of Global Solar Fund Partners S.a.r.l at a total consideration of €12.2 million ($15.9 million). As a result, the Company’s interests in the share equity of GSF were reduced from 86% to 79.3%, and a loss of $30.7 million was recorded in 2011 in connection with the sale. As part of the share transfer agreement, the Company will meet, on behalf of Mr. Romero, future capital calls linked to the shares transferred for an amount of €7.7 million ($10.0 million).  Of the total consideration of €12.2 million ($15.9 million), €7.7 million ($10.0 million) will be paid by Mr. Romero contingent upon completion of an additional capital call.

The Company’s investment commitment is payable upon capital calls. Investment commitment of the Company amounted to EUR 258.0 million before the sale in Novemember 2011. As of December 31, 2010, the Company had made aggregate capital call payments of EUR 155.7 million ($215.9 million).  No additional capital call payments were made during the year ended December 31, 2011. The Company’s remaining capital call commitment was EUR 102.3 million ($136.7 million) and EUR 94.4  million ($122.6 million) as of December 31, 2010 and 2011, respectively. As of December 31, 2010 and December 31, 2011, GSF had a total of seven investee companies and had made aggregate commitments to such investee companies totaling EUR 22.1 million ($29.5 million) and EUR 9.0 million ($11.7 million), respectively.

(3)                                 In May 2009, the Company established JiangSu Guoxin Suntech Solar Power Generation Co., Ltd. (“Guoxin Suntech”) with a total cash consideration of $1.4 million with a joint venture partner.

(4)                                 In August 2009, the Company established Zhongjieneng-Suntech Shizuishan Solar Power Co., Ltd (“Zhongjieneng Suntech”) with a total cash consideration of $1.4 million with a joint venture partner.

(5)                                 In December 2009, the Company established Ningxia Diantou Suntech Solar Power Co., Ltd. (“Ningxia Diantou Suntech”) with a total cash consideration of $2.6 million with a joint venture partner.

(6)                                 In December 2009, the Company acquired a 40% equity interest in a joint venture, Huadian Ningxia Ningdong Suntech Solar Power Co., Ltd. (“Ningdong Suntech”), for total cash consideration of $2.2 million, of which $0.4 million was paid in 2010 and the remaining $1.8 million was paid in 2011.

(7)                                 In November 2010, the Company acquired a 40% equity interest in a newly established joint venture, Wuxi Sun-shine Power Co., Ltd. (“Wuxi Sunshine”) for total cash consideration of $39.6 million, of which $30.0 million in total was paid in 2010. The remaining $9.6 million was paid in 2011.

(8)                                 In November 2010, the Company established Wuxi Wontech Co., Ltd. (“Wontech”) with a joint venture partner.

(9)                                 In December 2011, the company acquired 20% equity shares in Azure Power (Haryana) Private Limited, a company located in New Delhi, India, for total cash consideration of $2.1 million.